UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): June 24, 2005


                                                            IRS Employer
Commission     Registrant; State of Incorporation;          Identification
File Number    Address; and Telephone Number                Number
-----------    ----------------------------------------     -------------------

1-13739        UNISOURCE ENERGY CORPORATION                 86-0786732
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

1-5924         TUCSON ELECTRIC POWER COMPANY                86-0062700
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS.
------------------------

Rates - TEP's 2004 Rate Review

As previously reported, on June 1, 2004, Tucson Electric Power Company (TEP) filed general rate case information with the Arizona Corporation Commission
(ACC) as required by the 1999 Settlement Agreement. TEP's filing uses a historical test year ended December 31, 2003 and establishes, based on TEP's standard offer service, that TEP is experiencing a revenue deficiency of $111 million. TEP's filing does not propose any change in retail rates, and under the terms of the Settlement Agreement, no rate case filed by TEP through 2008 may result in a net rate increase but the Settlement Agreement does stipulate that rates could be decreased.

On June 24, 2005, intervenor testimony in TEP's 2004 rate review was due and several intervenors filed their respective testimony. None of the intervenor testimony filed and received by the company to date proposes to increase or decrease TEP rates; all of the intervenors are recommending that TEP rates remain unchanged. The company has received and reviewed testimony from the following intervenors: the ACC Staff, Residential Utility Consumer Office, Arizonans for Electric Choice and Competition, Phelps Dodge Mining Company and ASARCO, Inc. and Southwest Energy Efficiency Project and Western Resource Advocates.

The ACC administrative law judge has scheduled a procedural conference on July 6, 2005 to evaluate the need for a hearing in the 2004 rate review. The hearing is currently scheduled to begin in September 2005.

Despite the company's position that it has a revenue deficiency and the intervenor testimony recommending no change in rates, the ACC could conclude during this 2004 rate review process that the company should decrease rates; any such determination would be strongly opposed by TEP.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date: June 27, 2005                       UNISOURCE ENERGY CORPORATION
                                          ------------------------------------
                                                     (Registrant)

                                          /s/ Kevin P. Larson
                                          ------------------------------------
                                              Vice President and Principal
                                                   Financial Officer


Date: June 27, 2005                       TUCSON ELECTRIC POWER COMPANY
                                          ------------------------------------
                                                     (Registrant)

                                          /s/ Kevin P. Larson
                                          ------------------------------------
                                              Vice President and Principal
                                                   Financial Officer